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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 22, 1996




                         Commission File Number: 0-18976

                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                     94-3121462
       (State or other jurisdiction         (I.R.S. Employer Identification No.)
 of incorporation or organization)

              3055 Patrick Henry Drive, Santa Clara, CA 95054-1815 (Address of principal executive offices and zip code)

                  Registrant's Telephone Number: (408) 988-2500


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ITEM 5.       OTHER EVENTS

       On May 22, 1996, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced initation of human clinical testing of SomatoKine(R), its novel IGF-BP3 complex. Further details regarding this announcement are contained in the Company's news release dated May 22, 1996, attached as exhibit hereto and incorporated by reference herein.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)    EXHIBITS

Exhibit 21   Celtrix Pharmaceuticals, Inc. News Release dated May 22, 1996.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                    CELTRIX PHARMACEUTICALS, INC. (Registrant)

Date:  May 22, 1996                 By: /s/ MARY ANNE RIBI
                                    ----------------------
                                    Mary Anne Ribi

                                    Vice President, Finance & Administration and Chief Financial Officer (Duly authorized principal financial and accounting officer)


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                          CELTRIX PHARMACEUTICALS, INC.

                                INDEX TO EXHIBITS

      Exhibit Number
      --------------
      Exhibit 21         Celtrix Pharmaceuticals, Inc. Press Release
                         dated May 22, 1996.